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 MIDLAND LOAN SERVICES

ANNUAL STATEMENT OF COMPLIANCE

of

PNC BANK, NATIONAL ASSOCIATION

d/b/a MIDLAND LOAN SERVICES

Pursuant to the requirements of the applicable Servicing Agreement for the transactions listed on Schedule I hereto, the undersigned, Timothy Steward, as Senior Vice President of Midland Loan Services, a division of PNC Bank, National Association, hereby certifies, subject to any limitations listed on Schedule I hereto, as of the date hereof, solely in his capacity as an officer and not in his individual capacity, as follows:

1.  A review of the Servicer’s activities during the calendar year 2019 (the “Reporting Period”) and of its performance under the Agreement has been made under the undersigned officer’s supervision; and

2.  To the best of the undersigned officer’s knowledge, based on such review, the Servicer has fulfilled all of its obligations under the Agreement in all material respects throughout the Reporting Period.

Dated: February 21, 2020

Midland Loan Services, a division of

PNC Bank, National Association

/s/ Timothy Steward

Timothy Steward

Senior Vice President

Member of The PNC Financial Services Group

10851 Mastin Boulevard Overland Park, Kansas 66210

800-327-8083

www.pnc.com/midland

Schedule I
JP Morgan Chase Commercial Mortgage Securitization Corp.
Recipient Role	Deal Name	Series Number	Midland Role
Depositor - General Counsel	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2011-C5	Master Servicer
Depositor - General Counsel	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2012-C6	Special Servicer
Depositor - General Counsel	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2012-CIBX	Special Servicer
Depositor - General Counsel	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2012-CIBX	Primary Servicer
Depositor - General Counsel	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2012-C8	Special Servicer
Depositor - General Counsel	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2012-LC9	Master Servicer
Depositor - General Counsel	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2013-C10	Master Servicer
Master Servicer of the West County Center loan under the JPMCC 2012-LC9 PSA.
Depositor - General Counsel	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2013-LC11	Master Servicer
Master Servicer of the Legacy Place loan under the JPMBB 2013-C12 PSA.
Depositor - General Counsel	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2013-C12	Master Servicer
Master Servicer of the IDS Center loan under the JPMBB 2013-C13 PSA.
Master Servicer and Special Servicer of the Southridge Mall loan under the JPMBB 2013-C14 PSA
Depositor - General Counsel	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2013-C13	Master Servicer
Master and Special Servicer of the SanTan Village loan under the JPMBB 2013-C14 PSA.
Master Servicer of the Americold Storage Portfolio loan under the JPMBB 2013-C12 PSA
Depositor - General Counsel	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2013-C14	Master and Special Servicer
Master Servicer of the 589 Fifth Avenue loan under the JPMCC 2013-C13 PSA.
Depositor - General Counsel	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2013-C15
Primary Servicer of the Miracle Mile Shops loan under the COMM 2013-CCRE12 PSA
Depositor - General Counsel	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2013-C16	Special Servicer
Primary Servicer of the Miracle Mile Shops loan under the COMM 2013-CCRE12 PSA.
Depositor - General Counsel	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2013-C17
Special Servicer of The Aire loan under the JPMCC 2013-C16 PSA.
Depositor - General Counsel	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2014-C18	Master Servicer
Master Servicer and Special Servicerof the Meadows Mall loan under the JPMBB 2013-C14 PSA.
Depositor - General Counsel	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2014-C19	Special Servicer
Master Servicer of the Marriott Anaheim loan under the JPMBB 2014-C18 PSA.
Special Servicer of the Arundel Mills & Marketplace loan serviced under the MSBAM 2014-C15 PSA
Depositor - General Counsel	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2014-C21	Special Servicer
Master Servicer of the Miami International Mall and The Shops at Wiregrass loans under the JPMBB 2014-C18 PSA.
Depositor - General Counsel	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2014-C22
Special Servicer of the Charlottesville Fashion Square loan under the JPMBB 2014-C21 PSA.
Depositor - General Counsel	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2014-C23
Master Servicer of the Beverly Connection loan under the GSMS 2014-GC24 PSA.
Depositor - General Counsel	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2014-C26	Master and Special Servicer
Depositor	J.P. Morgan Chase Commercial Mortgage Securities Trust 2019-ICON	Series 2019-ICON	Master Servicer
Depositor	J.P. Morgan Chase Commercial Mortgage Securities Trust 2019-ICON UES	Series 2019-ICON UES	Master Servicer
Depositor	Benchmark 2019-B11 Mortgage Trust	Series 2019-B11	Master Servicer

Master Servicer of the ILPT Hawaii Portfolio loan under the ILPT 2019-SURF PSA and the loans under the GSMS 2019-GC39 PSA (25 Maiden Lane, Arbor Hotel Portfolio, Moffett Towers II - Building 5, and Lakeside Apartments)

Primary Servicer under the Heartland Dental Medical Office Portfolio loan under the WFCM 2019-C50 PSA, the 3 Columbus Circle loan under the BMARK 2019-B10 PSA, and the Newport Corporate Center loan under the BANK 2019-BNK18 PSA.

Master and Special Servicer of the SWVP Porfolio loan under the BBCMS 2019-C3 PSA and the 101 California Street loan under the CALI 2019-101C TSA and the 57 E 11th St loan under the 2019-GC40 PSA
Depositor	JPMCC Commercial Mortgage Securities Trust 2019-COR5	Series 2019-COR5	Master Servicer and Special Servicer

Master Servicer on the ICON Upper East Portfolio under the JPM 2019-ICON UES PSA, the ICON 18 (18 loans) loan under the JPM 2019-ICON PSA, and the Greenleaf at Howell loan under the BMARK 2019-B11 PSA.

Primary Servicer on the 3 Columbus Circle loan under the BMARK 2019-B10 PSA.
Master and Special Servicer on the SWVP Portfolio loan under the BBCMS 2019-C3 PSA.
Depositor	Benchmark 2019-B14 Mortgage Trust	Series 2019-B14	Master & Special Servicer
Master Servicer on the 900 & 990 Steward Avenue loan, the Sunset North loan, and the City Hyde Park loan under the BMARK 2019-B13 PSA, and 180 Water under GSM 2019-GC44 PSA
Master Servicers on the Grand Canal Shoppes loan under the MSC 2019-H7 PSA
Master and Special Servicer on the Innovation Park loan under the BMARK 2019-B15 PSA
Depositor	JPMDB Commercial Mortgage Securities Trust 2019-COR6	Series 2019-COR6	Master & Special Servicer

Master and Special Servicer on the Hilton Cincinatti Netherland Plaza loan under the BMARK 2019-B14 PSA, and on the Hyde Park Multifamily Portfolio loan, the Hampton Road Office Portfolio loan, the Brooklyn Renaissance Plaza I and on the Innovation Park loan under the BMARK 2019-B15 PSA

Master Servicer on the Sunset North loan under the BMARK 2019-B13 PSA, and the Grand Canal Shoppes Loan under the MSC 2019-H7 PSA
Depositor	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2011-C5	Master Servicer
Depositor	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2012-C6	Special Servicer
Depositor	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2012-CIBX	Special Servicer
Depositor	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2012-CIBX	Primary Servicer
Depositor	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2012-C8	Special Servicer
Depositor	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2012-LC9	Master Servicer
Depositor	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2013-C10	Master Servicer
Master Servicer of the West County Center loan under the JPMCC 2012-LC9 PSA.
Depositor	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2013-LC11	Master Servicer
Master Servicer of the Legacy Place loan under the JPMBB 2013-C12 PSA.
Depositor	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2013-C12	Master Servicer
Master Servicer of the IDS Center loan under the JPMBB 2013-C13 PSA.
Master Servicer and Special Servicer of the Southridge Mall loan under the JPMBB 2013-C14 PSA
Depositor	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2013-C13	Master Servicer
Master and Special Servicer of the SanTan Village loan under the JPMBB 2013-C14 PSA.
Master Servicer of the Americold Storage Portfolio loan under the JPMBB 2013-C12 PSA
Depositor	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2013-C14	Master and Special Servicer
Master Servicer of the 589 Fifth Avenue loan under the JPMCC 2013-C13 PSA.
Depositor	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2013-C15
Primary Servicer of the Miracle Mile Shops loan under the COMM 2013-CCRE12 PSA
Depositor	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2013-C16	Special Servicer
Primary Servicer of the Miracle Mile Shops loan under the COMM 2013-CCRE12 PSA.
Depositor	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2013-C17
Special Servicer of The Aire loan under the JPMCC 2013-C16 PSA.
Depositor	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2014-C18	Master Servicer
Master Servicer and Special Servicerof the Meadows Mall loan under the JPMBB 2013-C14 PSA.
Depositor	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2014-C19	Special Servicer
Master Servicer of the Marriott Anaheim loan under the JPMBB 2014-C18 PSA.
Special Servicer of the Arundel Mills & Marketplace loan serviced under the MSBAM 2014-C15 PSA

Depositor	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2014-C20
Special Servicer of The Outlets at Orange, the Gumberg Retail Portfolio and the 470 Vanderbilt Avenue loans under the JPMBB 2014-C19 PSA.
Special Servicer of the Westminster Mall loan serviced under the JPMBB 2014-C21 PSA
Depositor	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2014-C21	Special Servicer
Master Servicer of the Miami International Mall and The Shops at Wiregrass loans under the JPMBB 2014-C18 PSA.
Depositor	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2014-C22
Special Servicer of the Charlottesville Fashion Square loan under the JPMBB 2014-C21 PSA.
Depositor	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2014-C23
Master Servicer of the Beverly Connection loan under the GSMS 2014-GC24 PSA.
Depositor	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2014-C26	Master and Special Servicer
Depositor	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2015-C27	Master Servicer
Master and Special Servicer of The Outlet Shoppes of the Bluegrass loan under the JPMBB 2014-C26 PSA.
Depositor	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2015-C28
Master Servicer of The Club Row Building, the Shaner Hotels Portfolio and the One Campus Martius loans under the JPMBB 2015-C27 PSA.
Depositor	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2015-C29	Special Servicer
Depositor	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2015-C30
Master Servicer of the Sunbelt Portfolio under the JPMBB 2015-C31 PSA.
Special Servicer of the One City Centre, the Marriott-Pittsburgh and the JAGR Portfolio loans under the JPMBB 2015-C29 PSA
Depositor	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2015-C31	Master and Special Servicer
Depositor	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2015-C32
Master Servicer of the Civic Opera Building loan under the JPMBB 2015-C31 PSA.
Depositor	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2015-JP1	Special Servicer
Depositor	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2016-C1	Special Servicer
Special Servicer of the 7700 Parmer and The 9 loans under the JPMBB 2015-JP1 PSA.
Depositor	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2016-C2	Special Servicer
Special Servicer of the Williamsburg Premium Outlets and the Hall Office Park A1/G1/G3 loan under the DBJPM 2016-C1 PSA.
Special Servicer of the Naples Grande Beach Resort loan under the JPMBB 2016-C1 PSA.
Depositor	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2016-JP2
Master and Special Servicer of the Center 21 and 693 Fifth Avenue loans under the DBJPM 2016-C3 PSA.
Special Servicer of the 100 East Pratt and Four Penn Center loans under the JPMDB 2016-C2 PSA
Special Servicer of the Renaissance Providence Downtown Hotel loan under the DBJPM 2016-C1 PSA.
Depositor	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2016-JP3	Master Servicer
Special Servicer of the 100 East Wisconsin Avenue loan under the JPMDB 2016-C4 PSA.
Master Servicer of the Crocker Park Phase One & Two loan under the CGCMT 2016-C2 PSA.
Master and Special Servicer on the 693 Fifth Avenue loan under the DBJPM 2016-C3 PSA.
Depositor	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2016-C4	Special Servicer
Master and Special Servicer of the 693 Fifth Avenue loan under the DBJPM 2016-C3 PSA.
Master Servicer of the Salesforce Tower and 1 Kaiser Plaza loans under the JPMCC 2016-JP3 PSA.
Depositor	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2016-JP4
Master Servicer of the Salesforce Tower loan under the JPMCC 2016-JP3 PSA.
Master Servicer of the 80 Park Plaza loan under the CGCMT 2016-C3 PSA
Special Servicer of the Fresno Fashion Fair Mall loan under the JPMDB 2016-C4 PSA.
Depositor	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2017-JP5	Master Servicer
Special Servicer of the Fresno Fashion Fair Mall loan under the JPMDB 2016-C4 PSA.
Depositor	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2017-C5
Master and Special Servicer of the Summit Place Wisconsin loan under the CD 2017-CD3 PSA.
Master Servicer of the Dallas Design District and Landmark Square loans under the JPM 2017-JP5 PSA.
Master Servicer of the 350 Park Avenue loan under the VNDO 2016-350P TSA.
Master Servicer of the Uovo Art Storage loan under the CD 2017-CD4 PSA.
Depositor	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2017-JP6	Master Servicer
Master Servicer and Special Servicer on the 211 Main Street and 740 Madison Avenue loans under the DBJPM 2017-C6 PSA.
Depositor	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2017-JP7
Master and Special Servicer on the Starwood Capital Group Hotel Portfolio, Gateway Net Lease, and 211 Main Street loans under the DBJPM 2017-C6 PSA.
Special Servicer on the St. Luke's Office Portfolio, Columbus Office Portfolio and Alexandria Corporate Park loans under the CSAIL 2017-C8 PSA.
Depositor	JP Morgan Chase commercial Mortgage Securities Corp.	Series 2017-C7	Master and Special Servicer
Master and Special Servicer on the Starwood Capital Group Hotel Portfolio and Gateway Net Lease Portfolio loans under the DBJPM 2017-C6 PSA.
Depositor	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2018-B2
Special Servicer on the Lehigh Valley Mall, and the 90 Hudson loans under the Benchmark 2018-B1 PSA.
Master Servicer on the Two Harbor Point Square loan under the CGCMT 2018-B2 PSA.
Master and Special Servicer on the Atrium Center and Marriott Charlotte City Center loans under the Benchmark 2018-B3 PSA.
Depositor	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2018-C8
Master Servicer on the Dreamworks Campus loan under the UBS 2018-C9 PSA.
Master Servicer on the Fort Knox Executive Park loan under the CGCMT 2018-B2 PSA.
Special Servicer on the Lehigh Valley Mall loan under the Benchmark 2018-B1 PSA.
Depositor	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2018-B5	Special Servicer
Special Servicer on the Radisson Blu Aqua Hotel loan under the Benchmark 2018-B1 PSA.
Special Servicer on the Overland Park Xchange loan under the Benchmark 2018-B6 PSA.
Depositor	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2018-B8	Master Servicer
Special Servicer on the Moffett Towers II - Building 1 loan under the Benchmark 2018-B6 PSA.
Depositor	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2019-COR4	Master and Special Servicer
Master and Special Servicer on the CBBC Industrial Portfolio under the UBS 2018-C15 PSA.
Master and Special Servicer on the Grand Hyatt Seattle and Renaissance Seattle loans under the COMM 2017-COR2 PSA.